EX-10.67.15

FIRST AMENDMENT TO PROMISSORY NOTE

THIS FIRST AMENDMENT TO PROMISSORY NOTE (this “First Amendment”) is executed as of the 31st day of December, 2008 (the “Effective Date”), by and between the four (4) undersigned limited liability companies and limited partnerships, having an address at 3131 Elliott Avenue, Suite 500, Seattle, Washington 98121 (collectively, the “Borrower”), and CAPMARK BANK, a Utah industrial bank, having an address at 6955 Union Park Center, Suite 330, Midvale, Utah 84047, together with its successors and assigns (the “Lender”).

RECITALS

A.           Borrower executed to the order of Lender that certain Promissory Note dated August 15, 2007, in the principal amount of $26,200,000.00 (the “Note”).  Unless otherwise defined herein, capitalized terms shall have the meaning assigned to them in the Note.

B.           Borrower has requested that Lender modify certain terms of the Note, and in consideration of a modification and renewal fee in the amount of $65,500, Lender has so agreed, on the terms and conditions contained herein.

AGREEMENT

NOW, THEREFORE, in consideration of the above Recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender hereby amend the Note as follows:

1. Section 1.4 of the Note, Note Rate and Note Rate Adjustment Dates, is hereby amended by deleting the first sentence thereof and replacing it, as of the Effective Date, with the following:

“The “Note Rate” shall mean an interest rate which is the average of London Interbank Offered Rates (“LIBOR”), in U.S. dollar deposits, for a term of one month determined solely by Lender on each Note Rate Adjustment Date (defined below), but not less than two and one-half percent (2.5%), plus four percent (4.00%) (“Margin”), which combined figure shall be rounded upwards to the nearest one-eighth percent (.125%); provided that in no event shall the Note Rate be less than six and one-half percent (6.5%).”

2. Section 4 of the Note, Maturity Date, is hereby amended as of the Effective Date to extend the Maturity Date from September 1, 2009, until January 2, 2012.   All references in the Note to the “Maturity Date” are hereby amended to mean January 2, 2012.

3. Section 4.1 of the Note, Extension of Maturity Date, is hereby deleted in its entirety.

4.           Except as expressly amended herein, the Note shall remain in full force and effect in accordance with its terms and conditions.

5.           This First Amendment may be executed in counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute but one and the same instrument.

IN WITNESS WHEREOF, Borrower and Lender have each caused this First Amendment to be duly executed and delivered on its behalf by its duly authorized representatives, on the day and year first above written.

                                                                BORROWER:

EMERICHIP EVERETT LLC,
a Delaware limited liability company

By:             EMERITUS CORPORATION,
a Washington corporation
its Sole Member

By:  /s/ Eric Mendelsohn __
       Eric Mendelsohn,
Senior Vice President Corporate Development

                                              BORROWER:

EMERICHIP PHOENIX LLC,
a Delaware limited liability company

By:             EMERITUS CORPORATION,
a Washington corporation
its Sole Member

By:  /s/ Eric Mendelsohn ______
       Eric Mendelsohn,
Senior Vice President Corporate Development

BORROWER:

EMERICHIP SAN ANTONIO AO LP
a Delaware limited partnership

By:             Emerichip Texas, LLC, a Delaware
Limited liability company
Its General Partner

By:             ESC G.P. II, Inc.,
a Washington corporation
its Sole Member

By: _/s/ Eric Mendelsohn ____
       Eric Mendelsohn,
       Senior Vice President Corporate Development

BORROWER:

EMERICHIP WALLA WALLA LLC,
a Delaware limited liability company

By:             EMERITUS CORPORATION,
a Washington corporation
its Sole Member

By: /s/ Eric Mendelsohn
       Eric Mendelsohn,
Senior Vice President Corporate Development

Acknowledged by Guarantor
this 26th day of December, 2008

EMERITUS CORPORATION, a
Washington corporation

By:_/s/ Eric Mendelsohn
       Eric Mendelsohn,
       Senior Vice President Corporate Development

CAPMARK BANK, a Utah industrial bank

By:           /s/ Malana C. Bryant
Name:                      Malana C. Bryant
Title:                      Authorized Signer